Jody M. Walker
Attorney At Law
7841 South Garfield Way
Centennial, CO 80122
303-850-7637 telephone	jmwalker85@earthlink.net	303-482-2731 facsimile


February 20, 2009

Stephen G. Krikorian
United States Securities and Exchange Commission
Washington, D.C. 20549

Re:   Rocketinfo, Inc.
      Form 10-KSB/A for the year ended December 31, 2007
      Filed December 3, 2008
      File No. 000-26373

Dear Mr. Krikorian:

In response to your letter dated December 22, 2008, please note the following:

Form 10-KSB/A for the year ended December 31, 2007

1. We note that in your amended Form 10-K, your management has again concluded that disclosure controls and procedures were effective as of the end of the fiscal year. In our letter dated November 6, 2008, we asked you to consider whether management's failure to provide its report on internal control over financial reporting for the correct entity impacts its conclusion regarding the effectiveness of your disclosure controls and procedures as of the end of the fiscal year. Please tell us the factors you considered and highlight for us those factors that supported your conclusion. In particular, please explain how you considered the definition of disclosure controls and procedures provided in Rule 13a-15(e), which indicates that effective controls and procedures would ensure that information required to be disclosed by the issuer is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms. In addition, as discussed in Compliance and Disclosure Interpretation 115.02, which you can find at http://www.sec.gov/divisions/corpfin/guidance/regs-kinterp.htm, failure to file management's report on Internal Control over Financial Reporting for the correct entity rendered your annual report materially deficient and also rendered the company not timely or current in its Exchange Act Reporting. In light of these facts, please explain how you could conclude that disclosure controls and procedures were effective.
Alternatively, please further amend the 10-KSB to disclose management's revised conclusion on the effectiveness of your disclosure controls and procedures, i.e., that disclosure controls and procedures were not effective as of the end of the fiscal year.

Management's conclusion on the effectiveness of Rocketinfo's disclosure controls and procedures has been revised as follows.

A material weakness in internal controls is a deficiency in internal control, or combination of control deficiencies, that adversely affects Rocketinfo's ability to initiate, authorize, record, process, or report external financial data reliably in accordance with accounting principles generally accepted in the United States of America such that there is more than a remote likelihood that a material misstatement of Rocketinfo's annual or interim financial statements that is more than inconsequential will not be prevented or detected. In the course of making our assessment of the effectiveness of internal controls over financial reporting, we have identified a material weakness in our internal control over financial reporting.
Therefore, it is our conclusion that Rocketinfo's internal controls over financial reporting were not effective as of December 31, 2007.

2. We note from your revised disclosure you have concluded that your internal control over financial reporting was effective "except as indicated below." Please revise your disclosure to state, in clear and unqualified language, a single conclusion as to the effectiveness of your internal control over financial reporting is effective except to the extent that it is not effective.

The disclosure has been revised as set forth above.

Thank you for your time and consideration in this matter. Please do not hesitate to contact me if you require further information or documentation.

Very truly yours,


/s/Jody M. Walker
-----------------------
Jody M. Walker